Exhibit 21

List of Subsidiaries

Company Name	Where Incorporated	DBAs
Acme Water Supply & Management Company	Florida

Admiral Homes SPE, LLC	Florida

Admiral SPE 2-4, LLC	Florida

AHDG SPE 2-4, LLC	Florida

AHDG SPE, LLC	Florida

AHDG SPE-3, LLC	Florida

Alabama Property Ventures, LLC	Alabama

American Hotel Lofts - Greystone, LLC	California

AmeriStar Financial Services, Inc.	California

Aquaterra Utilities, Inc.	Florida

Arbor Club, LLC	Illinois

ARBOR WEST, LLC	Delaware

ARBORETUM - PCC III, LLC	Delaware

Arboretum Holdings, LLC	Delaware

ARBORWEST-INT-STRAWBERRY COURT, LLC	Delaware

Asbury Woods, LLC	Illinois

Avalon Sienna III, LLC	Illinois

Avalon Sienna, LLC	Illinois

Barnsboro Associates, LLC	New Jersey

Bayhome USH, Inc.	Florida

Bayvest, LLC	Florida

Bella Oaks, LLC	Illinois

Bermuda Springs Developers Joint Venture	Nevada

Bickford Holdings, LLC	Nevada

Blackstone CC, LLC	Colorado

Boca Greens, Inc.	Florida

Boca Isles South Club, Inc.	Florida

Boggy Creek LLC	Florida

Boggy Creek USH, Inc.	Florida

Bramalea California Properties, Inc.	California

Bramalea California Realty, Inc.	California

Bramalea California, Inc.	California

Brazoria County LP, Inc.	Nevada

Brewer Baseline Investors, LLC	California

Builders Acquisition Corp.	Delaware

Builders LP, Inc.	Delaware

Cambria, LLC	Illinois

Cantera Village, LLC	Illinois

Capevest, LLC	Florida

Carson Creek El Dorado, LLC	California

Cary Woods, LLC	Illinois

CBM Management, Inc.	New Jersey

Cedar Branch Associates, LP	New Jersey

Central Florida Executive Title, LLC	Florida

Chancellor Place, LLC	New Jersey

Claremont Ridge, LLC	Illinois

Claridge Estates, LLC	Illinois

Clodine-Bellaire LP, Inc.	Nevada

Club Pembroke Isles, Inc.	Florida

Club Tampa Palms, Inc.	Florida

Colonial Heritage, LLC	Virginia

Colony Escrow, Inc.	Washington

Columbia Station, LLC	Illinois

Concord at Bridlewood, LLC	Illinois

Concord at Cornerstone Lakes, LLC	Illinois

Concord at Interlaken, LLC	Illinois

Concord at Meadowbrook, LLC	Illinois

Concord at Pheasant Run Trails, LLC	Illinois

Concord at Ravenna, LLC	Illinois

Concord at the Glen, LLC	Illinois

Concord City Centre, LLC	Illinois

Concord Hills, Inc.	Illinois

Concord Homes, Inc.	Delaware

Concord Lake, Inc.	Illinois

Concord Mills Estates, LLC	Illinois

Concord Oaks, Inc.	Illinois

Concord Park, Inc.	Illinois

Concord Pointe, Inc.	Illinois

Continental Escrow Company	California

Corta Bella Holdings, LLC	Delaware

Coto de Caza, Ltd.	California

Country Club Villas at Rob Ro, LLC	Illinois

Coventry, LLC	Illinois

Crismon & Baseline, LLC	Arizona

Crowne Hill 100 Holdings, LLC	Delaware

Dalco Land Limited Liability Company	Colorado

Darcy-Joliet, LLC	Illinois

DCA Financial Corp.	Florida

DCA NJ Realty, Inc.	New Jersey

DCA of Lake Worth, Inc.	Florida

DCA of New Jersey, Inc.	New Jersey

E.M.J.V. Corp.	Florida

Eagle Home Mortgage, Inc.	Washington

East Meadows Joint Venture	Florida

Echo Park Delta Development, LLC	United States

Edgewater Reinsurance, Ltd.	Turks & Caicos Islands

Enclave Land, LLC	Illinois

ERMLOE, LLC	Florida

Escena-PSC, LLC	Delaware

Estates Seven, LLC	Delaware

F.P. Construction Corp.	Delaware

Fidelity Guaranty and Acceptance Corp.	Delaware

First & Bush Lofts, LLC	California

Florida Title Consultants	Florida

Fortress Holding - Virginia, LLC	Delaware

Fortress Illinois, LLC	Delaware

Fortress Management, Inc.	Texas

Fortress Missouri, LLC	Delaware

Fortress Mortgage, Inc.	Delaware

Fortress Pennsylvania Realty, Inc.	Pennsylvania

Fortress Pennsylvania, LLC	Delaware

Fortress-Florida, Inc.	Delaware

Fox-Maple Associates, LLC	New Jersey

Foxwood, LLC	Illinois

FR Exchanges, Inc.	Colorado

Francisco Oaks, LLC	California

Gateway Commons, LLC	Maryland

Genesee Communities I, Inc.	Colorado

Genesee Communities II, LLC	Colorado	Fortress Genesee III, LLC

Genesee Communities III, Inc.	Colorado

Genesee Communities IV, LLC	Colorado

Genesee Communities IX, LLC	Colorado

Genesee Communities V, LLC	Colorado

Genesee Communities VI, LLC	Colorado

Genesee Communities VII, LLC	Colorado

Genesee Communities VIII, LLC	Colorado

Genesee Venture, LLC	Colorado

Glenview Place, LLC	Illinois

Glenview Reserve, LLC	Illinois

Glenview Reserve, LLC	Illinois

Glenwood Investors, LLC	Maryland

Golf Associates, LLC	New Jersey

Grand Isle Club, Inc.	Florida

Greenbriar at River Valley, Ltd.	Ohio

Greenfield/Waterbury, LLC	Illinois

Greentree Holdings, LLC	New Jersey

Greystone Construction, Inc.	Arizona

Greystone Homes of Nevada, Inc.	Delaware

Greystone Homes, Inc.	Delaware	GHI, Inc.

Greystone Nevada, LLC	Delaware	GHI Lennar Homes

Greywall Club, LLC	Illinois

Harbourvest, LLC	Florida

Harris County LP, Inc.	Nevada

Haverton, LLC	Illinois

Heartland Colorado, LLC	Colorado

Heathcote Commons LLC	Virginia

Heritage Harbour Realty, Inc.	Florida

Heritage Housing Group, Inc.	Maryland

Heritage USH, Inc.	Florida

HL Partners, LLC	Delaware

Home Buyer’s Advantage Realty, Inc.	Texas

Homecraft Corporation	Texas

Hometrust Insurance Company	Vermont

Homevest, L.L.C	Florida

Homeward Development Corporation	Florida

Houghton Road Land Partners, LLC	Arizona

Imperial Homes Corporation	Florida

Impressions, LLC	Illinois

Inactive Corporations, Inc.	Florida

Independence Land Title Company, LLC	Texas

Independence, LLC	Virginia

Isles at Bayshore Master Association, Inc.	Florida

Kings Ridge Golf Corporation	Florida

Kings Ridge Recreation Corporation	Florida

Kings Wood Development Company, L.C.	Florida

La Canada Holding Company	California

Landmark Homes, Inc.	North Carolina

Laureate Homes of Arizona, Inc.	Arizona

Laureate Partners LLC	Colorado

Legacy Homes, Inc.	North Carolina

Legends Club, Inc.	Florida

Legends Golf Club, Inc.	Florida

LEN - Inland, LLC	Delaware

LEN - Star North Peak Investments, LLC	Delaware

LEN - Star North Peak Investments, LLC	Delaware

LEN-Hiddenbrooke II Sub, LLC	California

LEN-Murrieta Springs, LLC	Delaware

LENH I, LLC	Florida

LENH II, LLC	Florida

LENH III, LLC	Florida

LENH IV, LLC	Florida

Lennar Acquisition Corp. II	California

Lennar Aircraft I, LLC	Delaware

Lennar Associates Management Holding Company	Florida

Lennar Associates Management, LLC	Delaware

Lennar Aviation, Inc.	Delaware

Lennar Carolinas, LLC	Delaware

Lennar CDE, LLC	Delaware

Lennar Central Region Sweep, Inc.	Nevada

Lennar Charitable Housing Foundation	California

Lennar Chicago, Inc.	Illinois

Lennar Coastal Development Group II, LLC	Florida

Lennar Colorado, LLC	Colorado

Lennar Communities Development, Inc.	Delaware

Lennar Communities Nevada, LLC	Nevada

Lennar Communities of Chicago, LLC	Illinois

Lennar Communities of Florida, Inc.	Florida

Lennar Communities of South Florida, Inc.	Florida

Lennar Communities, Inc.	California

Lennar Construction, Inc.	Arizona

Lennar Corporation	Delaware

Lennar Coto Holdings, LLC	California

Lennar Developers, Inc.	Florida

Lennar Developers, Inc. II	Florida

Lennar Developers, Inc. III	Florida

Lennar Family of Builders GP, Inc.	Delaware

Lennar Family of Builders Limited Partnership	Delaware

Lennar Financial Services, LLC	Florida

Lennar Fresno, Inc.	California

Lennar Funding, LLC	Delaware

Lennar Greer Ranch Venture, LLC	California

Lennar Hingham Holdings, LLC	United States

Lennar Hingham JV, LLC	Delaware

Lennar Homes Holding Corp.	Delaware

Lennar Homes of Arizona, Inc.	Arizona

Lennar Homes of California, Inc.	California

Lennar Homes of Colorado, LLP	Colorado

Lennar Homes of Texas Land and Construction, Ltd.	Texas

Lennar Homes of Texas Sales and Marketing, Ltd.	Texas

Bay Oaks Sales Associates

Friendswood Development Company

Friendswood Land Development Company

Houston Village Builders, Inc.

Kingswood Sales Associates

Lennar Homes

Lennar Homes of Texas

Lennar Homes of Texas, Inc.

NuHome Designs

NuHome of Texas

Village Builders

Lennar Homes, Inc.	Florida

Classic American

Classic American Homes

Classic American Homes, Inc.

Club Pembroke Isles

Coco Pointe

Lennar Century 8th Street Developers

Lennar Communities, North Florida Division

Lennar-Century 8th Street Developers

Lennars The Palms @ Pembroke Isles

Oak Creek North Community Association, Inc.

Verona Trace Club, Inc.

Walnut Creek

Walnut Creek Club

Your Hometown Builder

Lennar Houston Land, LLC	Texas

Lennar Imperial Holdings Limited Partnership	Delaware

Lennar Insurance Services, Inc.	Florida

Lennar La Paz Limited, Inc.	California

Lennar La Paz, Inc.	California

Lennar Land Partners Sub II, Inc.	Nevada

Lennar Land Partners Sub, Inc.	Delaware

Lennar Long Beach Promenade Partners, LLC	Delaware

Lennar Lytle Holdings, LLC	Delaware

Lennar Massachusetts Properties, Inc.	Delaware

Lennar Military Housing, Inc.	Delaware

Lennar MS Legacy, LLC	Delaware

Lennar Nevada Investments, a Nevada general partnership	Nevada

Lennar Nevada, Inc.	Nevada

Lennar New Jersey Properties, Inc.	Delaware

Lennar New York, LLC	New York

Lennar Northeast Properties, Inc.	Nevada

Lennar Northland I, Inc.	California

Lennar Northland II, Inc.	California

Lennar Northland III, Inc.	California

Lennar Northland IV, Inc.	California

Lennar Northland V, Inc.	California

Lennar Northland VI, Inc.	California

Lennar Pacific Properties Management, Inc.	Delaware

Lennar Pacific Properties, Inc.	Delaware

Lennar Pacific, Inc.	Delaware

Lennar Pacific, L.P.	Delaware

Lennar Placentia TOD Properties, LLC	Delaware

Lennar PNW, Inc.	Washington

Lennar Port Imperial South Building 10, LLC	New Jersey

Lennar Port Imperial South Building 12, LLC	New Jersey

Lennar Port Imperial South, LLC	Delaware

Lennar Realty Trust	Maryland

Lennar Realty, Inc.	Florida

Lennar Renaissance, Inc.	California

Lennar Reno, LLC	Nevada	Lennar Lennar

Lennar Riverside West Holdings, LLC	New Jersey

Lennar Riverside West Urban Renewal Company, L.L.C.	New Jersey

Lennar Riverside West, LLC	Delaware

Lennar Rockwell, Inc.	South Carolina

Lennar Sacramento, Inc.	California

Lennar Sales Corp.	California

Greystone Homes, Inc., a Delaware corporation

Lennar Bakersfield, Inc.

Lennar Homes of California, Inc., a California corporation

Lennar Rennaissance, Inc., a California corporation

Lennar Sacramento, Inc., a California corporation

US Home

Winncrest Homes II, a California corporation

Lennar Seaport Partners, LLC	Delaware

Lennar Southland I, Inc.	California

Lennar Southland II, Inc.	California

Lennar Southland III, Inc.	California

Lennar Southwest Holding Corp.	Nevada

Lennar Stockton, Inc.	California

Lennar Texas Holding Company	Texas

Lennar Trading Company, LP	Texas

Lennar West Gateway, LLC	Delaware

Lennar-KB Figueroa Central, LLC	Delaware

Lennar-Kings Lake, Inc.	Florida

Lennar-Lantana Boatyard, Inc.	Florida

Lennar.Com, Inc.	Florida

Lennar/Centex at Echo Lake, LLC	Florida

Lennarstone Marketing Group, LLC	Arizona

Lenwin 1, LLC	California

LFB Engineered Systems, Inc.	California

LFB-FSD, LLC	Florida

LFOB Fresno, LP	Delaware

LFOB Greystone, LP	Delaware

LFOB Lennar, LP	Delaware

LFOB Renaissance, LP	Delaware

LFOB U.S. Home, LP	Delaware

LFS Holding Company, LLC	Delaware

LH Eastwind, LLC	Florida

LHI Renaissance, LLC	Florida

LHI, L.L.C.	United States

LLT, LLC	Delaware

LN, LLC	Florida

LNR-Lennar Figueroa, LLC	Delaware

Long Point Development Corporation	Texas

Lori Gardens Associates, LLC	New Jersey

Lorton Station, LLC	Virginia

LR Liberty Terrace JV, LLC	United States

LR Overlook Phase II, LLC	United States

LR Port Imperial South BB, LLC	New Jersey

LR Port Imperial South BB, LLC (Delaware)	Delaware

LRSP, LLC	Florida

Lucerne Merged Condominiums, Inc.	Florida

M.A.P. Builders, Inc.	Florida

Madrona Village Mews, LLC	Illinois

Madrona Village, LLC	Illinois

Marlborough Development Corporation	California

Marlborough Financial Corporation	California

Marlborough Mortgage Corporation	California

Maywood, LLC	Virginia

Meritus Title Company	California

Mid-County Utilities, Inc.	Maryland

Midland Housing Industries Corp.	California

Midland Investment Corporation	California

Mission Viejo 12S Venture, LP	California

Mission Viejo Holdings, Inc.	California

Mississippi Property Ventures, LLC	Mississippi

Moffett Meadows Partners, LLC	Delaware

Montgomery Crossings, LLC	Illinois

Moreno Valley Lakes 146-Via Del Rey, LLC	Delaware

Mulberry Grove, LLC	Illinois

Murrieta Holdings, LLC	Delaware

Natomas Estates, LLC	California

New Home Brokerage, Inc.	Florida

NGMC Finance Corporation, IV	Florida

North American Asset Development Corporation	California

North American Insurance Services, LLC	Florida

North American Real Estate Services, Inc.	California

North American Title Agency of Arizona, Inc.	Arizona

North American Title Alliance, LLC	Florida

North American Title Company	Minnesota

North American Title Company	Florida

North American Title Company	Illinois

North American Title Company	Maryland

North American Title Company of Colorado	Colorado

North American Title Company, Inc.	California

North American Title Florida Alliance, LLC	Florida

North American Title Group, Inc.	Florida

North American Title Insurance Company	California

North American Title Insurance Corporation	Florida

North County Land Company, LLC	California

Northbridge, LLC	Illinois

Northeastern Properties LP, Inc.	Nevada

Northern Land Company, LLC	Colorado

NuHome Designs, LLC	Texas

Oceanpointe Development Corporation	Florida

Ogden Pointe at the Wheatlands, LLC	Illinois

Ogden Pointe, LLC	Illinois

OLP11N1 SPE, LLC	Florida

OLP11N2 SPE, LLC	Florida

OLP11N3 SPE, LLC	Florida

Orrin Thompson Construction Company	Minnesota

Orrin Thompson Homes Corp.	Minnesota

Paparone Construction Co.	New Jersey

Parkside Estates, LLC	Illinois

PCC III - CAPSTONE, LLC	Delaware

PCC III - CROWNE HILL 100, LLC	Delaware

PCC III - INT - OAK COMMUNITIES, LLC	California

PCC III - INT CROWNE HILL, LLC	Delaware

PCC III - OAK COMMUNITIES, LLC	Delaware

PCC III - VIA DEL REY, LLC	Delaware

Perris Green Valley Associates	California

PL Roseville Holdings, LLC	Delaware

Polo Club Pointe, LLC	Illinois

Polo Club, LLC	Illinois

Port Imperial South Building 14, LLC	New Jersey

Prestonfield L.L.C.	Illinois

Pride Homes Mortgage of Florida, LLC	Florida

Pride Homes Mortgage, LLC	Florida

Pride Homes Title, LLC	Florida

Providence Glen, LLC	Illinois

Providence, LLC	Illinois

Quest Testing	Texas

Raintree Village II, LLC	Illinois

Raintree Village, LLC	Illinois

Rancho Summit, LLC	California

Regents LaJolla Partners, LLC	Delaware

Renaissance Place Hyde Park, LLC	Illinois

Reserve at Creek Run, LLC	New Jersey

Reserve at River Park, LLC	New Jersey

Rivendell Joint Venture	Florida

Rivenhome Corporation	Florida

Riverwalk at Waterside Island, LLC	Florida

Riviera Land Corp.	Florida

Roseridge Development, LLC	California

Roseville Schools, LLC	California

Rottlund Advantage, LLC	Florida

RRKTG Lumber, LLC	Delaware

Rutenberg Homes of Texas, Inc.	Texas

Rutenberg Homes, Inc. (Florida)	Florida

S. Florida Construction II, LLC	Florida

S. Florida Construction III, LLC	Florida

S. Florida Construction IV, LLC	Florida

S. Florida Construction, LLC	Florida

S.D.L.T., LLC	Florida

San Felipe Indemnity Co., Ltd.	Bermuda

Santa Ana Transit Village, LLC	California

Savell Gulley Development Corporation	Texas

Scarsdale, LTD.	United States

SDLT LLC	United States

SEA Joint Venture, LLC	Colorado

Seaport Marina, LLC	Delaware

Seminole/70th, LLC	Florida

SFHR Management, LLC	Illinois

Siena at Old Orchard, LLC	Illinois

Silver Lakes-Gateway Clubhouse, Inc.	Florida

Sky Land Title, LLC	Florida

SLTC, Inc.	Texas	Southwest Land Title Company

Sonoma, LLC	Illinois

Spanish Springs Development, LLC	Nevada

State Home Acceptance Corporation	Florida

Stoney Corporation	Florida

Stoneybrook Clubhouse West, Inc.	Florida

Stoneybrook Clubhouse, Inc.	Florida

Stoneybrook Golf Club, Inc.	Florida

Stoneybrook Joint Venture	Florida

Strategic Cable Technologies, L.P.	Texas

Strategic Holdings, Inc.	Nevada	Lennar Communications Ventures

Strategic Technologies Communications of California, Inc.	California

Strategic Technologies, Inc.	Florida

Summerfield Venture L.L.C.	Illinois

Summerway Investment Corp.	Florida

Summerwood, LLC	Maryland

Summit Acquisition Corp.	Delaware

Summit Enclave, LLC	Illinois

Summit Fields, LLC	Illinois

Summit Glen, LLC	Illinois

Summit Land, LLC	Illinois

Summit Ridge 23, LLC	Illinois

Sunset Crossroads, LLC	Delaware

Sunstar Enterprises, LLC	Delaware

Temecula Valley, LLC	Delaware

Tennessee Avenue Lofts, LLC	Delaware

Texas-Wide General Agency, Inc.	Texas

The Club at Stoneybrook, Inc.	Florida

The Courts of Indian Creek, LLC	Illinois

The Fortress Group, Inc.	Delaware

The Grande By Lennar Builders, Inc.	Florida

The Homeward Foundation	Texas

The Preserve at Oakleaf Plantation SPE, LLC	Florida

The Sexton, LLC	Illinois

Title America Insurance Corporation	Florida

Trade Services Investments, Inc.	California	Trade Services Framers, Inc.

U.S. Home & Development Corporation	Delaware

U.S. Home Acceptance Corporation	Delaware

U.S. Home and Development Corporation	Delaware

U.S. Home Associates Management, Inc.	Delaware

U.S. Home Corporation	Delaware	Lennar Lennar Lennar Lennar Lennar Lennar Lennar Lennar Lennar Lennar Lennar Lennar Lennar Lennar Corporation Patriot Homes

U.S. Home Corporation of New York	New York

U.S. Home Mortgage Corporation	Florida

U.S. Home of Arizona Construction Co.	Arizona

U.S. Home of Colorado Real Estate, Inc.	Colorado

U.S. Home of Colorado, Inc.	Colorado

U.S. Home of West Virginia, Inc.	West Virginia

U.S. Home Realty Corporation	Florida

U.S. Home Realty, Inc.	Texas

U.S. Home Southwest Holding Corp.	Nevada

U.S. Insurors, Inc.	Florida

U.S.H. Corporation of New York	New York

U.S.H. Los Prados, Inc.	Nevada

U.S.H. Realty, Inc.	Maryland

UAMC Asset Corp. II	Nevada

UAMC Capital, LLC	Delaware

UAMC Holding Company, LLC	Delaware

UAMC Holdings II	Nevada

Universal American Insurance Agency, Inc. (FL)	Florida

Universal American Insurance Agency, Inc. (Texas)	Texas

Universal American Mortgage Company of California	California

Universal American Mortgage Company, LLC	Florida

University Community Partners, LLC	Delaware

USH (West Lake), Inc.	New Jersey

USH Acquisition Corp.	Delaware

USH Apartments Corporation	Delaware

USH Bickford, LLC	California

USH Equity Corporation	Nevada

USH Funding Corp.	Texas

USH Heritage Pom, LLC	Arizona

USH Millennium Ventures Corp.	Florida

USH Woodbridge, Inc.	Texas

USHHH, Inc.	Florida

Via Del Rey Holdings, LLC	Delaware

Villages of Rio Pinar Club, Inc.	Florida

WCP, LLC	South Carolina

West Adams Street, LLC	Illinois

West Chocolate Bayou Development Corp.	Texas

West Van Buren, LLC	Illinois

Westbrook Homes, LLC	Delaware

Westchase, Inc.	Nevada

Westchase, Ltd.	Texas

Westchester Woods, LLC	Illinois

Weststone Corporation	Florida

Will Clayton 68, LTD	United States

Willowbrook Investors, LLC	New Jersey

Winchester Lakes, LLC	Florida

Wynnfield Lakes SPE, LLC	Florida